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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 7, 2015

NRG ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        As described under Item 5.07 below, at the Annual Meeting of Stockholders of NRG Energy, Inc. (the "Company") held on May 7, 2015, the Company's stockholders, upon the recommendation of the Board of Directors, approved the Second Amended and Restated Annual Incentive Plan for Designated Corporate Officers (the "AIP"). The primary change to the AIP was the modification of the term of the AIP which now extends through January 1, 2025. The full text of the AIP is attached to this report as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders

        The Company held its Annual Meeting of Stockholders on May 7, 2015, in Philadelphia, Pennsylvania. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a)
Proposal 1 — Election of thirteen directors

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
E. Spencer Abraham	287,738,970	3,729,221	384,740	13,103,044
Kirbyjon H. Caldwell	290,810,719	654,701	351,511	13,103,044
Lawrence S. Coben	289,944,806	1,518,907	353,218	13,103,044
Howard E. Cosgrove	289,787,069	1,680,241	349,621	13,103,044
David Crane	290,204,871	1,240,417	371,643	13,103,044
Terry G. Dallas	291,038,406	427,344	351,181	13,103,044
William E. Hantke	290,984,473	478,872	353,586	13,103,044
Paul W. Hobby	289,034,761	2,429,895	352,275	13,103,044
Edward R. Muller	290,061,490	1,408,519	346,922	13,103,044
Anne C. Schaumburg	290,971,811	561,478	283,642	13,103,044
Evan J. Silverstein	290,876,865	588,062	352,004	13,103,044
Thomas H. Weidemeyer	289,598,938	1,864,309	353,684	13,103,044
Walter R. Young	289,925,922	1,536,750	354,259	13,103,044

        With respect to the foregoing Proposal 1, all thirteen directors were elected and each received the affirmative vote of a majority of the votes cast at the Annual Meeting.

(b)
Proposal 2 — Adoption of the Second Amended and Restated Annual Incentive Plan for Designated Corporate Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
288,713,772	2,677,596	425,563	13,103,044

        The foregoing Proposal 2 was approved.

(c)
Proposal 3 — Advisory vote on the compensation of the Company's named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
276,310,619	15,135,532	370,780	13,103,044

        The foregoing Proposal 3 was approved.

(d)
Proposal 4 — Ratification of the Appointment of KPMG LLP as the Company's Independent Registered Public Accounting Firm for the 2015 fiscal year

Votes For	Votes Against	Abstentions	Broker Non-Votes
302,812,401	1,748,799	358,775	0

        The foregoing Proposal 4 was approved.

Item 9.01    Financial Statements and Exhibits

(d)
Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated Annual Incentive Plan for Designated Corporate Officers

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)
By:	/s/ BRIAN E. CURCI Brian E. Curci Corporate Secretary

Dated: May 7, 2015

QuickLinks

  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
  Item 5.07 Submission of Matters to a Vote of Security Holders
  Item 9.01 Financial Statements and Exhibits
SIGNATURES